UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  November 2, 2006

                    The St. Paul Travelers Companies, Inc.
            (Exact name of registrant as specified in its charter)

     Minnesota                     001-10898                   41-0518860
  (State or other           (Commission File Number)         (IRS Employer
  jurisdiction of                                            Identification
   incorporation)                                                Number)

            385 Washington Street                                 55102
            Saint Paul, Minnesota
   (Address of principal executive offices)                     (Zip Code)

                                (651) 310-7911
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement.

     On November 2, 2006, the Board of Directors (the "Board") of The St. Paul Travelers Companies, Inc. (the "Company") established the position of lead director of the Board, to be elected by secret ballot by the independent directors from among themselves when the Chairman of the Board is also the Chief Executive Officer or is a director who does not otherwise qualify as an "independent director".

     On November 2, 2006, the independent directors of the Board elected John
H. Dasburg, a current independent director of the Company, to serve as lead director effective immediately and to serve, subject to his re-election at the May 2, 2007 annual meeting of shareholders, until the date of the Company's annual meeting of shareholders in May of 2008.

     The Board's lead director, among other responsibilities, will convene, set the agendas for and chair the regular executive sessions of the non-management and independent directors at which no members of management are present and provide any input to the Chairman of the Board, as may be appropriate, resulting from those sessions; convene and chair other meetings of the independent and non-management directors as may be necessary from time to time; provide direction regarding the Board meeting schedule and information to be sent to the Board and to communicate to the Chairman any input from the other directors with respect to items they wish to add to the agenda for meetings of the Board; and act as a liaison between and among directors, committee chairs, the Chairman and senior management.

     Upon the recommendation of the Nominating and Governance Committee of the Board, the Board also approved an annual retainer of $25,000, payable quarterly in arrears, to the director elected to serve as lead director, in addition to any other compensation he or she is paid for Board and committee service.



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 8, 2006               THE ST. PAUL TRAVELERS COMPANIES, INC.


                                      By: /s/ Bruce A. Backberg
                                         --------------------------------------
                                         Name:  Bruce A. Backberg
                                         Title:  Senior Vice President